UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 27, 2003

                              PRIVATEBANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ____________________________

         DELAWARE                    000-25887                 36-3681151
(State or other jurisdiction   (Commission file number)     (I.R.S. employer
     of incorporation)                                     identification no.)

   TEN NORTH DEARBORN                                            60602
    CHICAGO, ILLINOIS                                         (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (312) 683-7100

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 9.  REGULATION FD DISCLOSURE.
         ------------------------

         On January 27, 2003, PrivateBancorp, Inc. (the "Company") announced that Gary L. Svec, its chief financial officer, has indicated his intention to leave the Company to pursue career opportunities in the professional investment field. Mr. Svec is expected to stay with the Company to complete year-end financial reporting and to assist in transitioning his responsibilities. Attached as Exhibit 99.1 is a copy of the press release, which is incorporated herein by reference.

         Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PRIVATEBANCORP, INC.


                                    By:  /s/ Ralph B. Mandell
                                       -----------------------------------------
                                         Ralph B. Mandell
                                         Chairman of the Board, President and
Date:  January 27, 2003                  Chief Executive Officer


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                                INDEX TO EXHIBITS
                                -----------------

   Exhibit
   -------

     99.1       Press Release dated January 27, 2003.